UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[                         ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [  ] Confidential, for Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                             CFC International, Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ---------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------------------
5) Total fee paid:

   ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

------------------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

3) Filing Party:

------------------------------------------------------------------------------

4) Date Filed:

------------------------------------------------------------------------------

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                 March 21, 2003




Dear Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders of CFC International, Inc. to be held at CFC International, Inc., The Training Room, 500 State Street, Chicago Heights, Illinois on Tuesday, April 29, 2003 at 9:30 a.m. Central Time.

     The election of directors and related matters are more fully described in the enclosed Proxy Statement. Please read the Proxy Statement closely and mark, date, and sign the enclosed proxy and return it in the enclosed envelope, which does not require postage if mailed in the United States.


                                Sincerely,

                                [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                Roger F. Hruby
                                Chairman of the Board,
                                Chief Executive Officer

                             YOUR VOTE IS IMPORTANT
                  Please Sign, Date, and Return Your Proxy Card

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                500 State Street, Chicago Heights, Illinois 60411

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held April 29, 2003

     You are cordially invited to attend the annual meeting of stockholders of CFC International, Inc., which will be held at CFC International, Inc., The Training Room, 500 State Street, Chicago Heights, Illinois on April 29, 2003 at 9:30 a.m. Central Time, for the following purposes:

1. To elect directors; and

2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 14, 2003 are entitled to vote at the meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois for a period of ten days prior to the meeting.

     A proxy statement and a proxy card solicited by the Board of Directors are enclosed. It is important that your shares be represented at the meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to mark, date and sign the enclosed proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                Dennis W. Lakomy
                                Executive Vice President,
                                Chief Financial Officer,
                                Treasurer, and Secretary
Chicago Heights, Illinois
March 21, 2003


------------------------------------------------------------------------------
               YOU ARE URGED TO MARK, DATE, AND SIGN THE ENCLOSED
                   PROXY AND RETURN IT PROMPTLY. THE PROXY IS
                     REVOCABLE AT ANY TIME PRIOR TO ITS USE.
------------------------------------------------------------------------------

                             CFC INTERNATIONAL, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 29, 2003


     We are sending you this Proxy Statement in connection with the solicitation by the Board of Directors of CFC International, Inc. of proxies for use at the annual meeting of stockholders of the Company to be held at CFC International, Inc., The Training Room, 500 State Street, Chicago Heights, Illinois on Tuesday, April 29, 2003, at 9:30 a.m. Central Time, and at any postponement or adjournment of the annual meeting. If your proxy is properly executed and returned in a timely manner, it will be voted at the meeting in accordance with the directions you provide. If you do not provide any direction, your proxy will be voted for the election of the nominees named as directors, and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You may revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy.

     Our principal executive offices are located at 500 State Street, Chicago Heights, Illinois 60411 (telephone: 708/891-3456). This Proxy Statement is dated March 21, 2003 and we expect to mail proxy materials to you beginning on or about that date. In this Proxy Statement, the words "CFC International," "Company," "we," "our," "ours," and "us" refer to CFC International, Inc.

     We included a copy of our Annual Report on Form 10-K with this proxy statement. If you did not receive a copy, or would like to obtain additional copies, please send your request in writing to us at: CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411, Attn: Secretary. You can also access our SEC filings, including our Annual Report on Form 10-K, on the SEC website at www.sec.gov. and our corporate website at www.cfcintl.com.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 14, 2003 are entitled to vote at the annual meeting of stockholders. The only outstanding voting stock is our common stock, par value $.01 per share (the "Common Stock"), of which 3,872,406 shares were outstanding as of the close of business on March 14, 2003. The presence in person or by proxy at the meeting of the holders of a majority of such shares will constitute a quorum. Each share of Common Stock is entitled to one vote.

     Assuming the presence of a quorum at the meeting, the seven nominees who receive the highest number of affirmative votes will be elected as directors. For this purpose, only the affirmative votes from the holders of the shares of the Common Stock that are present in person or represented by proxy and entitled to vote at the meeting will be counted. An abstention, direction to withhold authority, or broker non-vote will have no effect on the election of directors. In general, approval of any other matter submitted to the stockholders for their consideration requires the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the meeting. Abstentions, directions to withhold authority, and broker non-votes are counted as shares present in the determination of whether the shares of stock represented at the meeting constitute a quorum. Abstentions, directions to withhold authority, and broker non-votes are not counted in tabulations of the votes cast on proposals presented to stockholders. An automated system administered by our transfer agent will tabulate the votes.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     Seven directors are to be elected at the meeting. The Nominating Committee of the Board of Directors has designated the persons named below as nominees for election as directors for a term expiring at the annual meeting of stockholders in 2004. All of the nominees are serving as directors as of the date of this Proxy Statement.

     Unless you instruct us otherwise, your properly executed proxy, that is returned in a timely manner, will be voted for election of the seven nominees. If, however, any of the nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, the proxies will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. In the alternative, the Board of Directors may reduce the number of directors to be elected.

     Biographical information as of March 21, 2003 concerning the seven nominees is presented below:

     Roger F. Hruby, age 68, has been a director of the Company since its formation. Currently, Mr. Hruby also serves as the Company's Chairman of the Board and Chief Executive Officer. Prior thereto, Mr. Hruby was the President and Chief Operating Officer of the Company's predecessor, Bee Chemical, from 1977 until the sale of that company to Morton Thiokol, Inc. in 1985, at which time Mr. Hruby also became its Chief Executive Officer. Mr. Hruby also organized the formation of Bee Chemical's Japanese joint venture in 1970 and supervised its growth from a start-up venture to a significant manufacturing company with annual sales in excess of $40 million. In 1986, Mr. Hruby formed the Company, which purchased Bee Chemical's specialty transferable solid coatings division from Morton Thiokol, and has been Chairman of the Board and Chief Executive Officer since the date of its incorporation. He was also President of the Company from its incorporation until June 1995, and from January 1998 to January 1999. Mr. Hruby has been involved in the specialty chemical industry since 1958. Mr. Hruby is an Executive Committee Member and a member of the Board of Trustees at North Central College. Mr. Hruby earned a bachelor degree in chemistry from North Central College and a Masters of Business Administration from the University of Chicago.

     William G. Brown, age 60, has been a director of the Company since August 1995. Mr. Brown currently is a member of Bell, Boyd & Lloyd LLC, Chicago, Illinois. He is also a director of Dovenmuehle Mortgage, Inc.

     Robert B. Covalt, age 71, became a director of the Company in August 1997. Mr. Covalt currently is President of RBC Associates, Inc. He was previously Chief Executive Officer of Sovereign Specialty Chemicals, Inc., from 1996 until December 2002. Prior thereto, he served in several executive capacities with Morton International, Inc., a salt and specialty chemicals company, including Executive Vice President and President of the Specialty Chemicals Group. He is also a director of Sovereign Specialty Chemicals, Inc.

     Gregory M. Jehlik, age 42, was named director of the Company in July 2002. Currently, Mr. Jehlik also serves as the Company's President and Chief Operating Officer, positions he has held since June 2002. He was previously President and Chief Operating Officer of American Engineered Components, Inc. from 1999. Prior thereto, he spent 17 years with the Brady Corporation in a number of management roles including sales, marketing, general management and international operations. Mr. Jehlik earned a bachelors degree from Indiana University and a Masters of Business Administration from the University of Wisconsin.

     Dennis W. Lakomy, age 58, has been a director of the Company since August 1995. Mr. Lakomy also is Executive Vice President, Chief Financial Officer, Secretary, and Treasurer of the Company. He joined Bee Chemical in 1975 and served as Vice President and Controller of that company from 1982 until co-founding the Company with Mr. Hruby in 1986. Mr. Lakomy earned a bachelors degree in accounting from Loyola University of Chicago and a Masters of Business Administration from the University of Chicago.

     Richard Pierce, age 64, became a director of the Company in August 1995. Before becoming a director, Mr. Pierce served as an Advisory Director of the Company since 1991. He currently is a Managing Director of the Chicago office of Russell Reynolds Associates, Inc., an executive recruiting firm, which he joined in 1976.

     David D. Wesselink, age 60, became a director of the Company in August 1995. Before becoming a director, Mr. Wesselink served as an Advisory Director of the Company since 1992. He currently is the Chairman and Chief Executive Officer of Metris Companies Inc., a direct marketer of consumer credit products and fee-based services, which he joined in 1998. He was previously Chief Financial Officer of Advanta Corporation, a consumer credit company, from 1993 until March 1998. Prior thereto, he served in several capacities with Household International, a consumer and commercial financial services company, including Chief Financial Officer, Treasurer and Vice President, Research. He is also a director of Saxon Capital Corporation, American Financial Services Association, and is Vice Chairman of Central College Board of Trustees (Pella, Iowa).

     Certain Relationships and Related Transactions.

     Bell, Boyd & Lloyd, LLC, Chicago, Illinois, of which Mr. Brown is a partner, was retained by the Company to provide services prior to fiscal 2002.

     Russell Reynolds Associates, Inc., Chicago, Illinois, of which Mr. Pierce is a member, was retained by the Company to provide services in fiscal 2002.

     The Company purchased 25,000 shares of its common stock from Mr. Hruby for $4.35 per share, its fair market value on the purchase date, in fiscal 2002.


           The Board of Directors unanimously recommends that you vote
            "FOR" the election of each of the nominees for director.

Corporate Governance; Board Committees; and Meetings

     Beginning in the Fall 2002, the Company began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance practices to comply with current and proposed corporate governance requirements under the Sarbanes-Oxley Act of 2002 and rules proposed by the Nasdaq Stock Market. In connection with this initiative, the Board has, among other things:

o        Created a Nominating Committee to include only independent directors;

o        Adopted an Amended and Restated Audit Committee Charter;

o Reconstituted its Compensation Committee by combining its functions with that of the former Stock Option Committee; and

o Reviewed the Company's current corporate code of business conduct and ethics.

     Standing committees of the Board include the Audit Committee, Compensation Committee and Nominating Committee.

     The Audit Committee. The Audit Committee is composed of Messrs. Wesselink (chairman), Brown and Covalt. The purposes of the Audit Committee are:

o To oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

o       To oversee the performance of the Company's independent accountants;

o To oversee the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

o To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

o To provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent accountants are accountable to the Audit Committee; and

o       To perform such other duties as are directed by the Board.

     The role and other responsibilities of the Audit Committee historically have been set forth in the charter of the Audit Committee. The Audit Committee reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval. On March 14, 2003, the Board approved the amendment and restatement of the Audit Committee Charter to read as set forth in Appendix A attached to this Proxy Statement. The Board has determined that each of Messrs. Wesselink, Brown and Covalt meet the current and proposed independence and experience requirements of the Nasdaq Stock Market and applicable rules and regulations of the Securities and Exchange Commission. While an "audit committee financial expert" is not currently required to be on the Audit Committee, the Board has determined that Mr. Wesselink is an "audit committee financial expert" under the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee held four meetings during fiscal 2002.

     The Compensation Committee. The Compensation Committee is composed of Messrs. Pierce (chairman), Covalt, Hruby and Wesselink. The purposes of the Compensation Committee are:

o To review, evaluate, and approve the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company;

o To otherwise discharge the Board's responsibilities relating to compensation of the Company's officers and directors; and

o To perform such other functions as the Board may assign to the Compensation Committee from time to time.

     The Compensation Committee also administers the CFC International, Inc. Stock Option Plan, the CFC International, Inc. Directors' Stock Option Plan, the CFC International, Inc. 2000 Stock Option Plan and the CFC International, Inc. 2000 Directors' Stock Option Plan, as well as the CFC International, Inc. Stock Purchase Plan. The Board has determined that each of Messrs. Pierce, Covalt and Wesselink meet the current and proposed independence requirements of the Nasdaq Stock Market and the applicable rules and regulations of the Securities and Exchange Commission. In order to comply with the requirements of Rule 16b-3 of the Securities and Exchange Act of 1934, Mr. Hruby does not act with respect to awards to Section 16 officers under the Company's stock option plans. The Compensation Committee held four meetings during fiscal 2002.

     The Nominating Committee. The Nominating Committee is composed of Messrs. Covalt (chairman), Pierce and Wesselink. The purposes of the Nominating Committee are:

o To assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for election at the annual meetings of stockholders or for appointment to fill vacancies;

o To recommend to the Board director nominees for each committee of the Board;

o To advise the Board about the appropriate composition of the Board and its committees; and

o To perform such other functions as the Board may assign to the Nominating Committee from time to time.

     The Board has determined that each of Messrs. Pierce, Covalt and Wesselink meet the current and proposed independence requirements of the Nasdaq Stock Market and the applicable rules and regulations of the Securities and Exchange Commission. The Nominating Committee held one meeting during fiscal 2002. Stockholders who wish to submit a director nomination to the Nominating Committee must submit the nomination before the deadline set forth below under "Submission of Stockholder Proposals for the 2004 Annual Meeting." The nomination must include the specific information required by our by-laws.

     The Board held four meetings during fiscal 2002. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and
(ii) the total number of meetings held by all committees of the Board on which such director served.

Ethics Policy

     We are a company that strives to operate at the highest levels of integrity and ethics. In support of this, the Company has adopted a Conflicts of Interest and Business Ethics Policy. This policy applies to all employees of the Company and its subsidiaries, including our Chief Executive Officer and Chief Financial Officer (who also serves as our principal accounting officer). This policy is filed as an exhibit to our Form 10-K for the fiscal year ended December 31, 2002.

Directors' Compensation

     We pay our directors who are not employees $1,500 for each board meeting attended and $750 for each board committee meeting attended that are not held on the same day as a board meeting. We do not pay our directors an annual retainer. We do not pay our directors who are also our employees any compensation for serving as directors.

     No directors' stock options were granted during 2002.

Other Matters

     Management knows of no other matters to be brought before the annual meeting other than those described above. If any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 14, 2003, certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, by each director, nominee for director, and Named Executive Officer (as defined below under "Management Compensation"), and by all directors and executive officers as a group. As of such date, there were 137 record holders and approximately 350 beneficial holders of Common Stock and 3,872,406 shares of Common Stock outstanding.

                                                          Shares Beneficially
                                                                 Owned
                                                       ------------------------
Name (1)                                               Numbers (2)      Percent
--------                                               -----------      -------
Roger F. Hruby (3) ..................................   2,359,021         60.9
Dennis W. Lakomy ....................................     324,401          8.4
William G. Brown (4) ................................     175,644          4.5
Robert B. Covalt ....................................      16,875            *
Richard Pierce ......................................      17,875            *
David D. Wesselink ..................................      19,875            *
RFH Investments, LP (5) .............................   1,137,958         29.4
Royce & Associates, Inc. (6) ........................     381,400          9.8
Wellington Management Company, LLP (7) ..............     357,000          9.2
All directors and executive officers
  as a group (7 persons) (3) (4) ....................   2,442,491         63.1
-----------
* Represents less than 1% of the outstanding Common Stock.
(1) Unless otherwise indicated, the address of all of the persons named or identified above is c/o CFC International, Inc., 500 State Street, Chicago Heights, Illinois 60411.
(2) The numbers and percentages of shares shown above as owned by the directors, Named Executive Officers, and by all directors and executive officers as a group include in each case all outstanding stock options covering shares of Common Stock that were exercisable within 60 days of March 11, 2002 by that person or group as follows: (i) Dennis W. Lakomy - 5,316; (ii) William G. Brown - 16,875; (iii) Robert B. Covalt - 16,875;
     (iv) Richard Pierce - 16,875; (v) David D. Wesselink - 16,875; and all directors and executive officers as a group (including such individuals) - 72,816.
(3) Includes 1,137,958 shares of Common Stock owned by RFH Investments, LP, a limited partnership of which Mr. Hruby is the managing general partner (and of which all of the partners are members of Mr. Hruby's immediate family or trusts for the benefit of such family members), but does not include 512,989 shares of Class B Common Stock owned by RFH Investments, LP. The shares above include 749,863 owned by the Roger Hruby Trust dated 09-17-85. A trust for the benefit of Mr. Hruby's family. The shares of Common Stock shown above as beneficially owned by Mr. Hruby also include 471,200 shares of Common Stock which Mr. Lakomy and members of Mr. Brown's family beneficially owned immediately after the Company's initial public offering of Common Stock in November 1995, which they still hold, and for which Mr. Hruby holds an irrevocable voting proxy. In addition to the Common Stock set forth in the table above, Mr. Hruby owns an option to purchase 534 shares of the Company's Voting Preferred Stock with an exercise price of $500 per share. The Voting Preferred Stock is entitled to 1,000 votes per share on all matters to be voted upon by the Company's stockholders. These shares are not included in the above table.
(4) Includes 157,067 shares of Common Stock which are owned by the William Gardner Brown 1993 GST Trust, a trust for the benefit of Mr. Brown's family and of which Mr. Brown is not a beneficiary nor is he, or a member of his immediate family, a trustee.
(5) RFH Investments, LP also owns 512,989 shares of Class B Common Stock, which is substantially equivalent to the Common Stock in all respects except that the Class B Common Stock generally is not entitled to vote on any matters submitted to a vote of the Company's stockholders and not included in shares owned.
(6) The number of shares of Common Stock shown as beneficially owned is derived from a Schedule 13G dated February 3, 2003 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholder's address is 1414 Avenue of the Americas, New York, New York 10019.
(7) The number of shares of Common Stock shown as beneficially owned is derived from a Schedule 13G dated February 14, 2003 filed with the Securities and Exchange Commission by the listed stockholder. Such stockholder's address is 75 State Street, Boston, MA 02109.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our Common Stock, file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission and provide copies of those reports to the Company. Based solely on our review of copies of the filings that we have received and on written representations, we believe that during 2002, our executive officers, directors, and greater than 10% stockholders complied with their Section 16(a) filing obligations.

                             MANAGEMENT COMPENSATION

     The following table provides certain summary information concerning the compensation paid or accrued during fiscal 2002, 2001 and 2000 to our Chief Executive Officer and to each of the other executive officers who received compensation in excess of $100,000 during the last fiscal year (the "Named Executive Officers"). The Company does not have a restricted stock award program or a long-term incentive plan. Options to purchase Common Stock were granted to Mr. Gregory M. Jehlik during 2002.

                           SUMMARY COMPENSATION TABLE

                                                      Long-
                                                      Term
                                                     Compen-
                                                     sation
                             Annual Compensation     Awards
                          -------------------------  --------

                                                     Securi-
                                                     ties
                                            Other    Under-
                                            Annual   lying
                                            Compen   Options/     All Other
Name and Principal        Salary    Bonus   sation   SARs        Compensation
   Position        Year     ($)      ($)      ($)    (#)            ($)(1)
   --------        ----     ---      ---      ---    ---            ------
Roger F. Hruby...  2002   456,420  32,862      -      -             4,000
  Chairman of      2001   438,931       -      -      -             3,200
  the Board        2000   421,599   7,589      -      -             3,200
  Chief
  Executive
  Officer
------------------------------------------------------------------------------
Gregory M. Jehlik
  (2)............  2002   131,058  39,436      -    50,000          2,169
  President,
  Chief
  Operating
  Officer
------------------------------------------------------------------------------
Dennis W. Lakomy.. 2002   204,598  14,731      -       -            3,777
  Executive Vice   2001   196,758       -      -       -            3,200
  President,       2000   189,240   3,406      -       -            3,200
  Chief Financial
  Officer,
  Treasurer, and
  Secretary
------------------------------------------------------------------------------


(1) Reflects matching contributions made by the Company pursuant to the Company's contributory retirement savings plan, which covers eligible employees who qualify as to age and length of service. Under the plan, the Company makes matching contributions equal to 50% of the first 4% of the employee's income that the employee contributes.
(2) Mr. Jehlik was named President and Chief Operating Officer in May 2002, succeeding Mr. Richard L. Garthwaite. During 2002, Mr. Garthwaite was paid $242,995 in salary, $6,982 in bonus and $4,000 in All Other Compensation. In addition, he earned $111,987 in connection with a restricted stock award on January 18, 1999. Finally, the Company purchased a total of 50,000 shares at their fair market value of $4.51 on the date of Mr. Garthwaite's departure from the Company. These shares were issued to Mr. Garthwaite under a restricted stock award in 1999. Mr. Garthwaite neither received nor exercised any options for Company common stock in 2002 prior to his departure.

Option Exercises and Year-End Valuation


     The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options and/or stock appreciation rights ("SARs") during 2002 and unexercised options and SARs held on December 31, 2002:

                 AGGREGATE 2002 OPTION/SAR EXERCISES AND VALUES

                                        Number of
                                        Securities
                                        Underlying
                                        Unexercised        Value of Unexercised
                                      Options/SARs at      In-the-Money Options/
                                        12/31/02           SARs at 12/31/02 *
                                      -----------------------------------------

                   Shares
                 Acquired
                    on       Value     Exer-    Unexer-    Exer-    Unexer-
                 Exercise  Realized   cisable   ciseable  cisable   ciseable
                    (#)       ($)        (#)       (#)      ($)        ($)
                    ---       ---        ---       ---      ---        ---
Roger F. Hruby.....  -         -          -         -        -          -
Gregory M. Jehlik..  -         -          -       50,000     -          -
Dennis W. Lakomy...  -         -        5,316       -        -          -
-----------
* The closing per share sale price of the Common Stock on December 31, 2002 of $4.45 as quoted on the Nasdaq National Market is less than the exercise prices of unexercised options. As a result, these unexercised options are not in-the-money and have no value as contemplated by this column.

Equity Compensation Plan Information

     The following table summarizes information as of December 31, 2002, relating to equity compensation plans of the company pursuant to which Common stock is authorized for issuance.

                      EQUITY COMPENSATION PLAN INFORMATION

                 (a)                    (b)                     (c)
              Number of
              securities
              to be
              issued upon                                 Number of securities
              exercise of          Weighted-average      remaining available for
              outstanding          exercise price of     future issuance under
              options,             outstanding         equity compensation plans
              warrants and         options, warrants     (excluding securities
              rights               and rights           reflected in column (a))
              ---------------     ----------------         ---------------
Plan Category
-------------

Equity
compensation
plans
approved
by security
holders...    305,342                        $8.84                      194,908

Equity
compensation
plans not
approved by
security
holders...          -                            -                            -

             --------                       -------                     -------
 Total....    305,342                        $8.84                      194,908

Employment Contracts

     We have an employment agreement with Mr. Jehlik under which he is entitled to receive an annual base salary and bonus. In addition, the agreement provides for the payment of compensation and benefits for six months or until he is again employed, whichever comes first, if Mr. Jehlik's employment is terminated by the Company without legal cause.

Compensation Committee Interlocks and Insider Participation

     Mr. Hruby, the Company's Chief Executive Officer, together with Messrs. Covalt, Pierce, Chairman and Wesselink comprise the Compensation Committee of the Board of Directors, which determines the compensation of the Company's executive officers in the future. There were no "Compensation Committee Interlocks" during fiscal year 2002.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Report of the Audit Committee", "Report of the Compensation Committee" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of three directors, each of whom the Board of Directors, in its business judgment, has determined meets the current and proposed independence and experience requirements of the Nasdaq Stock Market, Inc. and the applicable rules and regulations of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter that was initially adopted by the Board on May 29, 2000, and amended and restated on March 14, 2003. A copy of the Amended and Restated Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     As set forth in the Amended and Restated Audit Committee Charter, management of the Company is responsible for preparation in accordance with generally accepted accounting principles, and the completeness and accuracy of, the Company's financial statements. The independent accountants are responsible for the planning and conduct of audits of the Company's financial statements and reviews of the Company's quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q. The Audit Committee assists the Board in its oversight function and has the responsibilities and powers as set forth in the Amended and Restated Audit Committee Charter.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002, with the Company's management, which has the primary responsibility for the financial statements. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1, as currently in effect
(Independence Discussion with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

     Based on the reviews, reports and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.



                                           Audit Committee Members

                                           William G. Brown
                                           Robert B. Covalt
                                           David D. Wesselink

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors generally determines the compensation of our executive officers. The Compensation Committee currently consists of four directors of the Company. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 2002 is furnished by the directors who then comprised the Compensation Committee.

General Policies

     Our  compensation  program is intended  to enable us to attract,  motivate, reward, and retain the management talent required to achieve corporate objectives in a highly competitive industry, and thereby increase stockholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives. To attain these objectives, the executive compensation program is composed primarily of a base salary, bonuses, and stock option grants.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the annual deduction for federal income tax purposes of certain compensation paid by any publicly held corporation to its chief executive officer and its four other highest compensated officers to $1 million per each such executive (the "$1 million cap"). We do not expect the compensation currently paid to the Company's executive officers, including pursuant to the Company's stock option plans, to exceed the $1 million cap.

Cash Compensation

     We determine base salaries for executive officers by subjectively assessing the executive officer's responsibilities and position within the Company, and the performance of the executive officer. Base salaries are reviewed annually, and from time to time, by the Compensation Committee and adjusted appropriately. We did exceed our minimum targeted Company performance expectations during 2002. As a result, our executive officers will each receive a bonus of 7.2 percent of their respective base salaries for 2002 in 2003. In addition, Mr. Gregory M. Jehlik was paid a signing bonus of $30,000.

Stock Options

     The Company may grant options to executive officers, as well as other employees of the Company, upon joining the Company and each year thereafter under the Company's stock option plans. The Compensation Committee (acting without Mr. Hruby) takes into account factors including salary, position and responsibilities when granting options to executive officers. In 2002, the Compensation Committee granted options to purchase 67,250 shares of Common Stock pursuant to the Company's stock option plans.

Chief Executive Officer Compensation

     During 2002, our most highly compensated executive officer was Roger F. Hruby, Chairman and Chief Executive Officer since the date of our incorporation. The Compensation Committee reviews Mr. Hruby's compensation using the same criteria that it uses to determine compensation levels for other corporate officers and based its compensation decisions on its assessment of Mr. Hruby's overall performance and on information regarding awards made by similar companies. No specific weighting was assigned to these factors. Mr. Hruby does not participate in this review as a committee member. Based on its review, the Compensation Committee believes that Mr. Hruby's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the administration and operations of the Company. In the Compensation Committee's view, Mr. Hruby's fiscal 2002 compensation package reflects an appropriate balance of (i) the Company's performance in fiscal 2002, (ii) Mr. Hruby's own performance level, and (iii) competitive standards. Mr. Hruby's compensation typically consists of a base salary and bonus.





                         Compensation Committee Members

                         Robert B. Covalt
                         Richard Pierce
                         Roger F. Hruby
                         David D. Wesselink

                                PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total returns of the Company's Common Stock, the Nasdaq Composite Index, and the Wilshire Small Cap 250 Index (assuming reinvestment of any dividends) for the period beginning on December 31, 1997, and ending on December 31, 2002, the last day of the Company's 2002 fiscal year. Prior to 2002, the Company had used the S&P Chemical Composite Index as its published industry or line-of-business index. This index was not published after December 31, 2001. The Company has chosen to present a comparison with the Wilshire Small Cap 250 Index, an index of companies with similar market capitalization, in lieu of a comparison with an industry, line-of-business or peer group index because the Company does not believe that it can reasonably identify a peer group, due to the diversity of the Company's business lines.

                         Comparison of Cumulative Return
            vs. Nasdaq Composite and Wilshire Small Cap 250 Indices*






                       [GRAPHIC OMITTED][GRAPHIC OMITTED]






                        12/31/97  12/31/98 12/31/99 12/29/00 12/31/01 12/31/02
                        --------  --------------------------------------------
CFC International, Inc.  $100.00  $ 68.09  $ 52.13  $ 39.36  $ 34.04  $ 37.87
Nasdaq Composite Index   $100.00  $139.63  $259.13  $157.32  $124.20  $ 85.05

Wilshire Small Cap 250
  Index                  $100.00  $ 87.91  $ 73.04  $ 83.22  $ 96.69  $ 80.90
-------------

* Assumes $100 invested on December 31, 1997 in the Company's Common Stock, the Nasdaq Composite Index, and the Wilshire Small Cap 250 Index. Historical results are not necessarily indicative of future performance.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, pursuant to the recommendation of the Audit Committee, has selected the accounting firm of PricewaterhouseCoopers LLP to serve as our independent accountants for our current fiscal year ending December 31, 2003. In making its recommendation to the Board of Directors, the Audit
Committee considered whether the provision of non-audit services as described below is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     PricewaterhouseCoopers LLP has served as our independent auditors since 1986. We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from you.

     The fees paid by the Company to PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2002 and 2001 were as follows:

                              2002                  2001
                              ----                  ----
Audit                       $262,700              $213,000
Audit related                 20,500                16,000
Tax                          157,000               180,000
All other                         --                    --
                          --------------        -------------
Total                       $440,200              $409,000
                          ==============        ==============

     The Audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and includes audit fees for statutory audits, reviews of the financial statements included in the Company's Forms 10-Q, issuance of consents, income tax provision procedures, and assistance with responses to SEC inquiries.

     The Audit Related fees as of the years ended December 31, 2002 and 2001, respectively, were for assurance services related to the audit of the Company's employee benefit plan.

     Tax fees as of the years ended December 31, 2002 and 2001, respectively, were for services related to U.S. and foreign tax compliance, including the preparation of tax returns and claims for refund related to research and experimentation credits; and tax planning and tax advice.

     The Company's Audit Committee pre-approves annual audit and tax compliance services and fees. It has not yet adopted/enacted pre-approval policies and procedures for non-compliance related audit and tax services. Therefore, the proxy disclosure does not include pre-approval policies and procedures and related information. The Company is early-adopting components of the proxy fee disclosure requirements; the requirement does not become effective until periodic annual filings for the first fiscal year ending after December 15, 2003.

                             SOLICITATION OF PROXIES

     The Board of Directors will solicit proxies through the use of the mail. Proxies may also be solicited by directors, officers, and a small number of other employees of the Company personally, or by mail, telephone, facsimile, or otherwise, but we will not compensate these persons for these services. We will request brokerage firms, banks, fiduciaries, voting trustees, or other nominees to forward the soliciting material to the beneficial owners of stock held of record by them, and we have hired Proxy Services Corporation to coordinate the solicitation of proxies by and through such holders for a fee of approximately $1,000 plus expenses. We will bear the entire cost of the Board of Directors' solicitation.

            HOUSEHOLD DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

     The Securities and Exchange Commission recently adopted amendments to its rules regarding delivery of proxy statements and annual reports to stockholders sharing the same address. The Company may now satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method is referred to as "householding" and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company has delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received from impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, or if you are registered stockholders who share the same address and received separate copies of a proxy statement or annual report but would prefer that a single copy of the documents be provided in the future, please contact:
Computershare Investor Services, Shareholder Communications Team, PO Box A-3504, Chicago, IL 60690, telephone (312-360-5428). If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

         SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     In accordance with rules promulgated by the Securities and Exchange Commission, if you wish to submit a proposal for inclusion in the proxy material to be distributed by us in connection with the 2004 Annual Meeting, you must do so no later than November 28, 2003. Any such proposal should be submitted in writing to the Secretary of the Company at our principal executive offices. Upon submitting a proposal, you must provide us with a written notice that includes your name and address, the number of shares of Common Stock that you hold of record or beneficially, the dates upon which you acquired your shares, and documentary support for your claim of beneficial ownership.

                                     GENERAL

     It is important that proxies be returned promptly. If you are unable to attend the meeting, you are urged, regardless of the number of shares owned, to date, sign, and return without delay your proxy card in the enclosed addressed envelope.

                       By Order of the Board of Directors

                       Dennis W. Lakomy
                       Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

                                                                APPENDIX A

                             CFC INTERNATIONAL, INC.
                  Amended and Restated Audit Committee Charter

     The Board of Directors of CFC International, Inc. (the "Company") has established the Audit Committee of the Board of Directors of the Company (the "Board").

Purposes

     The purposes of the Audit Committee are to serve as an independent and objective party:


o To oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

o       To oversee the independent auditors' qualifications and independence;

o       To oversee the performance of the Company's independent auditors;

o To oversee the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

o To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

o To provide an open avenue of communication among the independent auditors, financial and senior management, and the Board, always emphasizing that the independent auditors are accountable to the Audit Committee; and

o       To perform such other duties as are directed by the Board.

     The Audit Committee shall prepare annually a report meeting the requirements of any applicable regulations of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement relating to its annual meeting of stockholders.

Membership

     The Audit Committee shall be comprised of three or more directors, as determined by the Board or a nominating committee of the Board, none of whom shall be an affiliate of the Company or an employee or a person who receives any compensation from the Company other than fees paid for service as a director.

     The members of the Audit Committee shall be elected by the Board or a nominating committee of the Board annually and shall serve until their successors shall be duly elected and qualified. Unless the Board otherwise determines in accordance with the listing standards of the Nasdaq Stock Market, Inc. ("Nasdaq") and applicable rules and regulations of the SEC, each member shall be "independent" as defined from time to time by the listing standards of Nasdaq and by applicable rules and regulations of the SEC. If the Company's securities are listed on any other exchange, the Audit Committee shall meet the independence and experience requirements of such exchange. Accordingly, the Board shall determine annually whether each member is free from any relationship that may interfere with his or her independence from management and the Company. No member shall serve on an audit committee of more than two public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

     Each member shall be able to read and understand financial statements at the time of his or her appointment. The Company shall appoint at least one member who is "financially sophisticated" as defined under the applicable Nasdaq listing standards and shall use its reasonable efforts to appoint at least one member who qualifies as an "audit committee financial expert" as defined from time to time by applicable rules and regulations of the SEC, but in any event the Company shall comply with applicable Nasdaq listing standards.

     An audit committee financial expert shall not be deemed an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933. The designation of an Audit Committee member as an audit committee financial expert does not impose any duties, obligations or liability on the audit committee financial expert that are greater than those imposed on other Audit Committee members, nor does it affect the duties, obligations or liability of any other Audit Committee member.

     Notwithstanding the foregoing membership requirements, no action of the Audit Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

Meetings and Structure

     The Audit Committee shall meet as many times per year as the members deem necessary, but in any event at least four times per year. The Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately.

     The Board shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee and reporting to the Board.

Accountability of the Independent Auditors

     The independent auditors are accountable to and report directly to the Audit Committee. The Audit Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company's independent auditors. The Audit Committee shall annually select and engage the Company's independent auditors retained to audit the financial statements of the Company. The Audit Committee, or a member thereof, must pre-approve any service, whether an audit or a non-audit service, provided to the Company by the Company's independent auditors, including the plan and scope of any such service and related fees.

     The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company.

Committee Authority and Responsibilities

     The Audit Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties.

     The Audit Committee has the authority to retain, at the Company's expense, professional advisors, including without limitation special legal counsel, accounting experts, or other consultants, to advise the Audit Committee, which may be the same as or different from the Company's primary legal counsel, accounting experts and other consultants, as the Audit Committee deems necessary or advisable in connection with the exercise of its powers and responsibilities as set forth in this Audit Committee Charter, all on such terms as the Audit Committee deems necessary or advisable.

     The Audit Committee shall be responsible for the resolution of any disagreements between the independent auditors and management regarding the Company's accounting or financial reporting practices.

     In connection with the purposes, powers and responsibilities set forth above, the Audit Committee shall also:

Independent Auditors

1. Annually review the performance, experience and qualifications of the independent auditors' team and the quality control procedures of the independent auditors and discharge the independent auditors when circumstances warrant.

2. Review the Company's disclosures in the Company's periodic reports filed with the SEC regarding any approved non-audit services provided or to be provided by the independent auditors.

3. Periodically obtain and review a report from the independent auditors regarding all relationships between the independent auditors and the Company that may impact the independent auditors' independence, and discuss such report with the independent auditors. The Audit Committee shall also recommend any appropriate action to the Board in response to the written report necessary to satisfy itself of the independence of the independent auditors.

4. Ensure the rotation of the lead audit partner having responsibility for the audit and the concurring review partner responsible for reviewing the audit in accordance with applicable Nasdaq listing standards and applicable laws, rules and regulations.

5. Set, review and modify as appropriate, policies in accordance with the Nasdaq listing standards and applicable laws, rules and regulations for hiring employees or former employees of the Company's independent auditors.

Review

6. Review with management and the independent auditors the Company's quarterly or annual financial information, including matters required to be reviewed under applicable legal, regulatory or Nasdaq requirements, prior to the release of earnings and prior to the filing of the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be.

7. Review and, as appropriate, discuss with management and the independent auditors the Company's earnings releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts or rating agencies.

8. Upon completion of any annual audit, meet separately with the independent auditors and management, and separately with the independent auditors, and review the Company's financial statements and related notes, the results of their audit, any report or opinion rendered in connection therewith, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, any significant disagreements with management concerning accounting or disclosure matters, any significant adjustment proposed by the independent auditors and the adequacy and integrity of the Company's internal accounting controls and the extent to which major recommendations made by the independent auditors have been implemented or resolved.

9. Regularly review with the Company's independent auditors any audit problems or difficulties and management's response.

10. Review and consider with the independent auditors and management the matters required to be discussed by Statement of Auditing Standards Nos. 61, 89 and 90. These discussions shall include consideration of the quality of the Company's accounting principles and as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded, and such other inquiries as may be appropriate. These discussions shall also include the review of reports from the independent auditors that include (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, their ramifications and the preferences of the independent auditors; and (iii) other material written communications between the independent auditors and management. Based on the foregoing review, make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

11. Review any disclosures provided by the Chief Executive Officer, the Chief Financial Officer or the independent auditors to the Audit Committee regarding significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

12. Review with management and the independent auditors any significant transactions that are not a normal part of the Company's operations and changes, if any, in the Company's accounting principles or their application.

13.     Review and approve all related-party transactions.

Process Improvement

14. Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent auditors or management.

15. Regularly apprise the Board, through minutes and special presentations as necessary, of significant developments in the course of performing the Audit Committee's duties.

16. Conduct an annual evaluation with the Board regarding the performance of the Audit Committee.

Ethical and Legal Compliance

17. Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Audit Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

18. Review with the Company's in-house or outside legal counsel any legal matter that could have a significant effect on the Company's financial statements, including the status of pending litigation and other areas of oversight to the legal and compliance area as may be appropriate.

19. Review with management and the independent auditors the Company's policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section l3(b)(2) of the Securities Exchange Act of 1934.

General

20. Establish when required by applicable laws and/or the Nasdaq listing standards, and review and modify as appropriate, procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

21. Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, the rules of Nasdaq applicable to its listed companies, and governing law as the Audit Committee or the Board deems necessary or appropriate.

Review of Committee Charter

     At least annually, the Audit Committee shall review and reassess the adequacy of this Charter. The Audit Committee shall report the results of the review to the Board and, if necessary, make recommendations to the Board to amend this Charter.

Limitations

     The Audit Committee has the responsibilities and powers set forth in this Charter and management and the independent auditors for the Company are accountable to the Audit Committee. Management, not the Audit Committee, is responsible for the preparation in accordance with GAAP, and the completeness and accuracy, of the Company's financial statements. The independent auditors, not the Audit Committee, are responsible for the planning and conduct of audits of the Company's financial statements and reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q.

Adopted as Amended and Restated by the Board of Directors as of March 14, 2003